                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                March 12, 2001
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Delaware                   000-27855                 91-1901482
     (State or Other         (Commission File No.)          (IRS Employer
      Jurisdiction                                       Identification No.)
    of Incorporation)

                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
         ------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On March 12, 2001, Data Critical Corporation, a Delaware corporation, entered into an Agreement and Plan of Merger by and among VitalCom Inc., a Delaware corporation, and Viper Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Data Critical. Pursuant to the merger agreement and subject to the conditions set forth in the merger agreement (including approval of the merger agreement by the stockholders of VitalCom, approval of the issuance of shares of common stock by the stockholders of Data Critical, and other customary closing conditions), Viper Acquisition Corp. will merge with and into VitalCom. VitalCom will be the surviving corporation and will become a wholly owned subsidiary of Data Critical. At the effective time of the merger, each outstanding share of VitalCom common stock will be exchanged for
 .62 shares of Data Critical common stock. In addition, outstanding employee options to purchase VitalCom common stock will be assumed by Data Critical, and the exercise price and number of shares subject to such option will be appropriately adjusted to reflect the common stock exchange ratio.

     In connection with the execution of the merger agreement, stockholders of VitalCom who beneficially own in the aggregate approximately 60% of VitalCom's voting capital stock entered into voting agreements, by which they agreed to vote their shares in favor of the merger.

     Copies of the merger agreement, voting agreements of certain VitalCom stockholders and employment agreements between certain VitalCom officers and Data Critical are attached to this Current Report as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, and are incorporated herein by reference. A copy of Data Critical's press release relating to the merger is attached as Exhibit 99.1. The summary of the provisions of those agreements contained herein is not complete and you should refer to the exhibits for a copy of the actual agreements.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (a)   Exhibits

            2.1 Agreement and Plan of Merger, dated March 12, 2001, by and among Data Critical Corporation, Viper Acquisition Corp. and VitalCom Inc.

           10.1 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and ABS Capital Partners, L.P.

           10.2 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Warren J. Cawley
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           10.3   Voting Agreement, dated March 12, 2001, between Data Critical
                  Corporation and Stephen E. Hannah

           10.4 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Cheryl L. Isen

           10.5 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Frank T. Sample

           10.6 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Vertical Fund Associates, L.P.

           10.7 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Vertical Life Sciences, L.P.

           10.8 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Warburg, Pincus Ventures, L.P.

           10.9 Employment Agreement, dated March 12, 2001, between Data Critical Corporation and Stephen E. Hannah

           10.10 Employment Agreement, dated March 12, 2001, between Data Critical Corporation and Frank T. Sample

           99.1   Press Release dated March 12, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA CRITICAL CORPORATION


Dated:  March 26, 2001                 By /s/ Michael E. Singer
                                         ---------------------------------------
                                         Michael E. Singer
                                         Executive Vice President, Corporate
                                         Development and Chief Financial
                                         Officer
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                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   ---------------------------------------------------------

     2.1 Agreement and Plan of Merger, dated March 12, 2001, by and among Data Critical Corporation, Viper Acquisition Corp. and VitalCom Inc.

    10.1 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and ABS Capital Partners, L.P.

    10.2 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Warren J. Cawley

    10.3 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Stephen E. Hannah

    10.4 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Cheryl L. Isen

    10.5 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Frank T. Sample

    10.6 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Vertical Fund Associates, L.P.

    10.7 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Vertical Life Sciences, L.P.

    10.8 Voting Agreement, dated March 12, 2001, between Data Critical Corporation and Warburg, Pincus Ventures, L.P.

    10.9 Employment Agreement, dated March 12, 2001, between Data Critical Corporation and Stephen E. Hannah

    10.10 Employment Agreement, dated March 12, 2001, between Data Critical Corporation and Frank T. Sample

    99.1         Press Release dated March 12, 2001